                                                                Exhibit 10.108.1
                                                           EXECUTION COUNTERPART


                                    AMENDMENT ONE

         AMENDMENT ONE (this "Amendment") dated as of May 9, 2000 by and among EDISON MISSION MIDWEST HOLDINGS CO. (the "BORROWER") and, each of certain commercial lending institutions party hereto.

         WHEREAS, the Borrower, The Chase Manhattan Bank as Administrative Agent, and certain commercial lending institutions party thereto entered into a Credit Agreement dated as of December 15, 1999 (the "CREDIT AGREEMENT");

         WHEREAS, the Borrower is permitted to incur Indebtedness pursuant to
Section 8.2.1(d) of the Credit Agreement to finance the acquisition, construction or improvement of any fixed or capital assets in accordance with and subject to SCHEDULE 8.2.1(d) to the Credit Agreement;

         WHEREAS, the Borrower desires to secure the financing referred to above with the Holdings Collateral on a ratable basis with the other Secured Obligations; and

         WHEREAS, the Borrower has requested that Administrative Agent and the Lenders party to the Credit Agreement and the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein (and in the introductions and recitals hereto) as defined therein.

         Section 2. AMENDMENT TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedents specified in Section 4 below, but effective as of the Amendment Effective Date, the Credit Agreement shall be amended as follows:

                  (a) SECTION 1.1 of the Credit Agreement shall be amended by adding the following definitions:

                  ""2000 CAPEX CREDIT AGREEMENT" means the Credit Agreement dated as of May 9, 2000 by and among the Borrower, Societe Generale and Bayerische Landesbank Girozentrale.

                  "2000 CAPEX LOANS" means loans made to the Borrower pursuant to the 2000 Capex Credit Agreement.".

                  (b) SECTION 8.1.1(c) of the Credit Agreement shall be amended by inserting the following phrase after the phrase "concurrently with the delivery of financial statements referred to in SECTION 8.1.1(b),":

                  "commencing with the 2000 Fiscal Year,".

                  (c) SECTION 8.1.1(e) of the Credit Agreement shall be amended by deleting the reference to "SECTION 8.1.1(b)" and replacing it with the following reference:

                  "SECTION 8.1.1(a)".

                  (d) SECTION 8.2.1(d) of the Credit Agreement shall be amended by inserting after, "Subject to SECTION 8.2.8," at the beginning of
         SECTION 8.2.1(d) of the Credit Agreement, the following phrase:

                  "the 2000 Capex Credit Agreement and other".

                  (e) SECTION 8.2.1(f) of the Credit Agreement shall be amended by inserting the following phrase at the beginning of clause (ii) of
         SECTION 8.2.1(f) of the Credit Agreement and before the phrase "any other existing Indebtedness":

                  "2000 Capex Loans and".

                  (f) SECTION 8.2.1(g) of the Credit Agreement shall be amended deleting clause (i) in it entirety and replacing it with the following clause:

                        "(i) the aggregate outstanding principal of Tranche A
                  Loans, Tranche B Loans and 2000 Capex Loans and".

                  (g) Section 8.2.1(g)(ii)(A) of the Credit Agreement shall be amended by deleting the reference to "$1,679,000,000" and replacing it with "$1,750,000,000".

                  (h) SECTION 8.2.1(j) Of the Credit Agreement shall be amended by deleting clause (i) in its entirety and replacing it with the following clause:

                        "(i) the Borrower shall have delivered to the Lenders a
                  PRO FORMA calculation of the Debt Service Coverage Ratio for the preceding 12-month period (or, if such calculation is being delivered prior to the first anniversary of the Effective Date, for such shorter period of not less than six months) indicating that had such Indebtedness been outstanding, had the maximum amount of Indebtedness available to be drawn under the Tranche C Loan Commitments been outstanding during such period and, if the sum of (A) the aggregate principal amount of the Tranche A Loans, the Tranche B Loans and the 2000 Capex Loans, (B) the outstanding principal amount of any Indebtedness incurred pursuant to SECTION

                  8.2.1(f)(i) PLUS (C) all Indebtedness of Holdings in the form of commercial paper is less than $1,750,000,000, had an additional amount been drawn under the Tranche A Loan Commitments, the Tranche B Loan Commitments and commitments under the 2000 Capex Credit Agreement such that the sum of sub-clauses (A), (B) PLUS (C) above equals $1,750,000,000, the Debt Service Coverage Ratio for such period would have been equal to or greater than 2.50 to 1.00,".

                  (i) SECTION 8.2.2(l) of the Credit Agreement shall be amended by deleting clause (l) in its entirety and replacing it with the following clause:

                        "(l) Liens on Holdings Collateral securing Indebtedness
                 permitted by SECTION 8.2.1(b), (d), (f), (g) or (j); provided that such Indebtedness shall be secured on a PRO RATA basis with the Secured Obligations.".

         Section 3. AUTHORIZATION OF ADMINISTRATIVE AGENT. The Lenders party hereto hereby authorize the Administrative Agent to execute Amendment One To The Intercreditor Agreement dated as of May 9, 2000 by and among the Administrative Agent, the Holder Representatives and the Midwest LC Issuer.

         Section 4. CONDITIONS PRECEDENT. This Amendment shall not become effective until the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following condition precedents have been satisfied:

         (a) Delivery to the Administrative Agent of (i) this Amendment duly executed and delivered by the Borrower, and the Lenders constituting the Required Lenders and (ii) Amendment One To The Intercreditor Agreement duly executed and delivered by each party thereto.

         (b) The representations and warranties of the Borrower as set forth in the Credit Agreement and each Loan Party in each of the Loan Documents to which such Loan Party is a party, shall be true and correct as of the Amendment Effective Date after giving effect to the amendments contemplated hereby (unless stated to be given as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date); and

         (c) As of the Amendment Effective Date, no Default shall have occurred and be continuing.

         Section 5. MISCELLANEOUS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first above written.

                                        EDISON MISSION MIDWEST HOLDINGS CO.

                                        By:
                                           ------------------------------------
                                                Name:
                                                Title:

                                        Address for Notices:
                                        18101 Von Karman Avenue
                                        Suite 1700
                                        Irvine, CA  92616
                                        Attention:  General Counsel
                                        Telecopier No.:  (949) 752-1420


                                        THE CHASE MANHATTAN BANK,
                                        as Lender

                                        By:  /s/ Robert W. Mathews
                                           ------------------------------------
                                                Name: Robert W. Mathews
                                                Title: Vice President

                                        Address for Notices:
                                        Tom Casey
                                        270 Park Avenue
                                        New York, New York 10017

                                        With a copy to:
                                        Loan & Agency Services Group
                                        The Chase Manhattan Bank
                                        1 Chase Manhattan Plaza
                                        New York, New York 10081
                                        Attention: Janet Belden


                                        CITICORP USA, INC.,
                                        as Lender

                                        By: /s/ Sandip Sen
                                           ------------------------------------
                                             Name:  Sandip Sen
                                             Title: Managing Director

                                        Address for Notices:
                                        399 Park Avenue
                                        4th Floor
                                        New York, New York 10043
                                        Attention:  David Goldenberg
                                        Telecopier No.:


                                        SOCIETE GENERALE,
                                        as Lender

                                        By: /s/ David Bird
                                           ------------------------------------
                                             Name:  David Bird
                                             Title: Vice President


                                        Address for Notices:
                                        1221 Avenue of the Americas
                                        11th Floor
                                        New York, New York 10020
                                        Attention:  Donna Reynolds/Debbie Napoli
                                        Telecopier No.:


                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, New York Branch,
                                        as Lender

                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:


                                        By:
                                           ------------------------------------
                                             Name:
                                             Title:

                                        Address for Notices:
                                        1211 Avenue of the Americas
                                        25th Floor
                                        New York, New York 10036-8701
                                        Attention:  Jonathan Berman/Matt Wilson
                                        Telecopier No.:

                                            BANK OF MONTREAL,
                                            as Lender


                                            By: /s/ Cahal B. Carmody
                                               --------------------------------
                                                Name: Cahal B. Carmody
                                                Title: Director


                                            Address for Notices:
                                            700 Louisiana
                                            Suite 4400
                                            Houston, TX 77002
                                            Attention: Cahal Carmody
                                            Telecopier No.:


                                            MEESPIERSON CAPITAL CORP.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            3 Stamford Plaza
                                            301 Tresser Boulevard
                                            9th Floor
                                            Stamford, CT 06901-3239
                                            Attention: Marlene Ellis
                                            Telecopier No.:

                                            THE ROYAL BANK OF SCOTLAND
                                            PLC,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            Address for Notices:
                                            88 Pine Street
                                            Wall Street Plaza
                                            26th Floor
                                            New York, New York 10005
                                            Attention: Jeanne DeQuar
                                            Telecopier No.:


                                            THE BANK OF NOVA SCOTIA,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            600 Peachtree Street
                                            Suite 2700
                                            Atlanta, GA 30383
                                            Attention: Kathy Clark
                                            Telecopier No.:

                                            With a copy to :
                                            580 California Street
                                            Suite 2100
                                            San Francisco, CA 94101
                                            Attention: John Quick
                                            Telecopier No.:

                                            BANK OF AMERICA, N.A.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            101 N. Tryon Street
                                            NC1-001-15-04
                                            Charlotte, NC 28255
                                            Attention: Lynne Cole
                                            Telecopier No.:


                                            ABN AMRO BANK N.V.,
                                            as Lender


                                            By: /s/ David B. Bryant
                                               --------------------------------
                                                Name: David B. Bryant
                                                Title: Senior Vice President



                                            By: /s/ Gregory B. Babaya
                                               --------------------------------
                                                Name: Gregory B. Babaya
                                                Title: Assistant Vice President

                                            Address for Notices:
                                            208 South LaSalle Street
                                            Suite 1500
                                            Chicago, IL 60604-1003
                                            Attention: Credit Administration
                                            With a copy to:
                                            135 South LaSalle Street
                                            Suite 710
                                            Chicago, IL 60603
                                            Attention: David Bryant
                                            Telecopier No.: (312) 583-6111

                                            LEHMAN COMMERCIAL PAPER INC.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            C/o Bankers Trust Company
                                            Corporate Trust & Agency Group
                                            Loan Services
                                            4 Albany Street
                                            7th Floor
                                            New York, New York 10006
                                            Attention: Jason Yoo
                                            Telecopier No.:

                                            With a copy to:
                                            3 World Financial Center
                                            10th Floor
                                            New York, New York 10285


                                            DRESDNER BANK AG,
                                            New York and Grand Cayman Branches,
                                            as Lender


                                            By: /s/ Andrew Schroeder
                                               --------------------------------
                                                Name: Andrew Schroeder
                                                Title: Vice President



                                            By: /s/ Fred C. Thurston
                                               --------------------------------
                                                Name: Fred C. Thurston
                                                Title: Assistant Vice President

                                            Address for Notices:
                                            75 Wall Street
                                            New York, New York 10005-2889
                                            Attention: Annabelle Librojo
                                            Telecopier No.: 212 429 2130

                                            BAYERISCHE LANDESBANK
                                            GIROZENTRALE,
                                            as Lender


                                            By: /s/ C. Stolarski
                                               --------------------------------
                                                Name: C. Stolarski
                                                Title: Vice President



                                            By: /s/ Dietmar Rieg
                                               --------------------------------
                                                Name: Dietmar Rieg
                                                Title: First Vice President

                                            Address for Notices:
                                            560 Lexington Avenue
                                            New York, New York 10094
                                            Attention: Patricia Sanchez
                                            Telecopier No.:


                                            BARCLAYS BANK PLC,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            222 Broadway
                                            New York, New York 10038
                                            Attention: Marsha Hamlette
                                            Telecopier No.:

                                            NATIONAL WESTMINSTER BANK Plc,
                                            New York Branch
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            NATIONAL WESTMINSTER BANK Plc,
                                            Specialised Finance Group, London
                                            as Lender


                                            By: /s/ Dave Walton
                                               --------------------------------
                                                Name: Dave Walton
                                                Title: Senior Corporate Manager


                                            Address for Notices:

                                            Funding Office-
                                            65 East 55th Street
                                            New York, New York 10022
                                            Attention: Sattie Chinapen

                                            Controlling/Credit Office
                                            Specialised Finance Group
                                            PO Box 12264, 5th Floor
                                            1 Princes Street, London EC2R 8PB
                                            Attnetion: Martin Vesey/ Dave Walton


                                            UNION BANK OF CALIFORNIA, N.A.,
                                            as Lender


                                            By: /s/ Susan K. Johnson
                                               --------------------------------
                                                Name: Susan K. Johnson
                                                Title: Vice President

                                            Address for Notices:
                                            Commercial Loan Operations
                                            1980 Saturn Street
                                            Monterey Park, CA 91755
                                            Attention: Ruby Gonzales
                                            Telecopier No.:

                                            BANK ONE, NA (Chicago Branch),
                                            as Lender

                                            By: /s/ Jane A. Bek
                                               --------------------------------
                                                Name: Jane A. Bek
                                                Title: Vice President


                                            Address for Notices:
                                            1 Bank One Plaza
                                            Suite 0634
                                            Chicago, IL 60670
                                            Attention: Claudia Kich
                                            Telecopier No.:

                                            TORONTO DOMINION (TEXAS) INC.,
                                            as Lender

                                            By: /s/ Lynn Chasin
                                               --------------------------------
                                                Name: Lynn Chasin
                                                Title: Vice President


                                            Address for Notices:
                                            909 Fannin Street
                                            17th Floor
                                            Houston, TX 77010
                                            Attention: Lynn Chasin
                                            Telecopier No.: 713 951 9921

                                            BANQUE NATIONALE DE PARIS,
                                            as Lender


                                            By: /s/ James P. Culhane, CFA
                                               --------------------------------
                                                Name: James P. Culhane
                                                Title: Assistant Vice President



                                            By: /s/ Christophe Bernard
                                               --------------------------------
                                                Name: Christophe Bernard
                                                Title: Assistant Vice President


                                            Address for Notices:
                                            Treasury Department
                                            180 Montgomery Street
                                            San Francisco, CA 94101
                                            Attention: Don Hart
                                            Telecopier No.:

                                            With a copy to:
                                            725 S. Figueroa Street
                                            Suite 2090
                                            Los Angeles, CA 90017
                                            Attention: James Culhane
                                            Telecopier No.:


                                            COMMERZBANK
                                            AKTIENGESELLSCHAFT, New York
                                            Branch,
                                            as Lender


                                            By: /s/ Christian Jagenberg
                                               --------------------------------
                                                Name: Christian Jagenberg
                                                Title: Senior Vice President
                                                       and Manager


                                            By: /s/ Steven F. Larsen
                                               --------------------------------
                                                Name: Steven F. Larsen
                                                Title: Vice President

                                            Address for Notices:
                                            2 World Financial Center
                                            New York, New York 10281-1050
                                            Attention: Christine Hunermund
                                            Telecopier No.:


                                            SANPAOLO IMI S.p.A.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            245 Park Avenue
                                            35th Floor
                                            New York, New York 10167
                                            Attention: Gerardo Suarez/John
                                                       Ferrante
                                            Telecopier No.:


                                            CREDIT LOCAL DE FRANCE, New York
                                            Agency
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            450 Park Avenue
                                            New York, New York 10022
                                            Attention: Aida Slabotzky
                                            Telecopier No.:


                                            THE FUJI BANK, LIMITED,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            Address for Notices:
                                            Two World Trade Center
                                            79th Floor
                                            New York, New York 10048
                                            Attention: Tina Catapano/Betty Ali
                                            Telecopier No.:


                                            KBC BANK N.V.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            125 West 55th Street
                                            10th Floor
                                            New York, New York 10019
                                            Attention: Michael Curran
                                            Telecopier No.:

                                            CREDIT LYONNAIS, New York Branch
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            1301 Avenue of the Americas
                                            New York, New York 10019
                                            Attention: Justine Ventrelli
                                            Telecopier No.:


                                            MB FINSTRUTTURE, S.p.A.
                                            as Lender


                                            By: /s/ Mauro Maia
                                               --------------------------------
                                                Name: Mauro Maia
                                                Title:



                                            By: /s/ Massimo Di Carlo
                                               --------------------------------
                                                Name: Massimo di Carlo
                                                Title:

                                            Address for Notices:
                                            Via Filodrammatici 10
                                            Milano, Italy 20121
                                            Attention: Gianfranco Amoroso
                                            Telecopier No.: 39 02 8829 945

                                            ABBEY NATIONAL TREASURY
                                            SERVICES plc,
                                            as Lender


                                            By: /s/ Derek Gordon
                                               --------------------------------
                                                Name: Derek Gordon
                                                Title: Head of Project Finance



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            26-28 Dorset Square
                                            London, NW1 6QC
                                            United Kingdom
                                            Attention: Sue Hawkins
                                            Telecopier No.:


                                            AUSTRALIA AND NEW ZEALAND
                                            BANKING GROUP LIMITED,
                                            as Lender


                                            By: /s/ R. Scott Mcinnis
                                               --------------------------------
                                                Name: R. Scott Mcinnis
                                                Title: Head of Structured
                                                       Finance & Relationship
                                                       Management - Americas


                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036-2798
                                            Attention: Tessie Amante/Doreen
                                                       Klingenbeck
                                            Telecopier No.:

                                            CIBC INC.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            Two Paces West
                                            2727 Paces Ferry Raod
                                            Suite 1200
                                            Atlanta, GA 30309
                                            Attention: Beverly Bowman/Miriam
                                                       McCart
                                            Telecopier No.:


                                            NORDDEUTSCHE LANDESBANK
                                            GIROZENTRALE New York/Grand
                                            Cayman Islands
                                            Branches,
                                            as Lender


                                            By: /s/ Bruno J-M Mejean
                                               --------------------------------
                                                Name: Bruno J-M Mejean
                                                Title: Senior Vice President


                                            By: /s/ Stephen K. Hunter
                                               --------------------------------
                                                Name: Stephen K. Hunter
                                                Title: Senior Vice President

                                            Address for Notices:
                                            1114 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Stefanie Scholz
                                            Telecopier No.:

                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            1251 Avenue of the Americas
                                            New York, New York 10020-1104
                                            Attention: Richard Emmich
                                            Telecopier No.:


                                            NATIONAL AUSTRALIA BANK
                                            LIMITED, (A.C.N. 004044937)
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            200 Park Avenue
                                            34th Floor
                                            New York, New York 10166
                                            Attention: Lidia Saniuk/Geraldine
                                                       Harper
                                            Telecopier No.:

                                            BAYERISCHE HYPO-UND
                                            VEREINSBANK AG, New York Branch,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            150 East 42nd Street
                                            New York, New York 10017
                                            Attention: Arelis Cepeda
                                            Telecopier No.:


                                            BANK HAPOALIM B.M.,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:



                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            1177 Avenue of the Americas
                                            New York, New York 10036
                                            Attention: Donna Gindoff/Ivelis Cruz
                                            Telecopier No.:

                                            COBANK, ACB,
                                            as Lender


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            5500 South Quebec Street
                                            Englewood, CO 80111
                                            Attention: Ryan Spearman
                                            Telecopier No.:


                                            BANKGESELLSCHAFT BERLIN AG,
                                            London Branch
                                            as Lender


                                            By: /s/ H. Van Wyk
                                               --------------------------------
                                                Name: H. Van Wyk
                                                Title: Director

                                            By: /s/ Philip J. Nias
                                               --------------------------------
                                                Name: Philip J. Nias
                                                Title: Director

                                            Address for Notices:
                                            1 Crown Court
                                            Cheapside
                                            London E2C2V 6LR
                                            England
                                            Attention: Penny Neville-Park/
                                                       Collette Hayden
                                            Telecopier No.:

                                            NATEXIS BANQUE,
                                            as Lender


                                            By: /s/ Anadi Jauhari
                                               --------------------------------
                                                Name: Anadi Jauhari
                                                Title: Vice President & Group
                                                       Manager Project Finance
                                                       Group


                                            By: /s/ Anthony Perna
                                               --------------------------------
                                                Name: Anthony Perna
                                                Title: Assistant Vice President


                                            Address for Notices:
                                            645 Fifth Avenue
                                            20th Floor
                                            New York, New York 10022
                                            Attention: Connie Moy
                                            Telecopier No.: 212 872 5045

                                            CREDIT INDUSTRIEL ET
                                            COMMERCIAL (formerly Compagnie
                                            Financiere de CIC et de l'Union
                                            Europeene)
                                            as Lender


                                            By: /s/ Daniel Staffelbach
                                               --------------------------------
                                                Name: Daniel Staffelbach
                                                Title: Associate


                                            By: /s/ Mark D. Palin
                                               --------------------------------
                                                Name: Mark D. Palin
                                                Title: Vice President

                                            Address for Notices:
                                            DGC - Credit Financiers
                                            95091 Cergy Pontosse
                                            Cedex, France
                                            Attention: Annick Merard
                                            Telecopier No.: 331 45 96 49 43/44

                                            MELLON BANK, N.A.,
                                            as Lender


                                            By: /s/ Mark W. Rogers
                                               --------------------------------
                                                Name: Mark W. Rogers
                                                Title: Vice President

                                            Address for Notices:
                                            Three Mellon Bank Center
                                            Rom 1203
                                            Pittsburgh, PA 15259-0003
                                            Attention: Loan Administration Dept.
                                            Telecopier No.:

                                            CHANG HWA COMMERCIAL BANK, LTD.,
                                            as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                                            Address for Notices:
                                            333 South Grand Avenue
                                            Suite 600
                                            Los Angeles, CA 90071
                                            Attention: Jean Luu
                                            Telecopier No.:

                                            BANK OF CHINA, NEW YORK,
                                            as Lender

                                            By: /s/ Jin Chuon
                                               --------------------------------
                                                Name: Jin Chuon
                                                Title: Manager of Project
                                                       Finance Department

                                            Address for Notices:
                                            410 Madison Avenue
                                            New York, New York 10017
                                            Attention: Kevin Cheung
                                            Telecopier No.:

                                            ERSTE BANK DER
                                            OESTERREICHISCHEN
                                            SPARKASSEN AG, New York Branch
                                            as Lender

                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:


                                            Address for Notices:
                                            280 Park Avenue, West Building
                                            New York, NY 10017
                                            Attention: Patrick Kunkel
                                            Telecopier No.: